UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

March 31, 2023

Date of Report (Date of earliest event reported)

CABALETTA BIO, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39103	82-1685768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch Street, Suite 600, Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

(267) 759-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	CABA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On March 31, 2023, Cabaletta Bio, Inc. (the “Company”) posted to the “Investors & Media” section of the Company’s website at www.cabalettabio.com an updated corporate presentation providing a corporate overview and updated development plan (the “Corporate Presentation”). A copy of the Corporate Presentation is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

On March 31, 2023, the Company issued a Press Release announcing that the Company’s Investigational New Drug (“IND”) application for CABA-201, a 4-1BB-containing fully human CD19-CAR T cell investigational therapy, has been cleared by the U.S. Food and Drug Administration (the “FDA”) (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On March 31, 2023, the Company issued the Press Release announcing that the Company’s IND application for CABA-201, a 4-1BB-containing fully human CD19-CAR T cell investigational therapy, has been cleared by the FDA. The Company plans to initiate a Phase 1/2 clinical trial of CABA-201 for the treatment of systemic lupus erythematosus (“SLE”) in patients with active lupus nephritis (LN) or active SLE without renal involvement.

SLE is a chronic, potentially severe, autoimmune disease, most commonly impacting young women between the ages of 15 and 40 with higher frequency and more severity in people of color, where the immune system attacks healthy tissue throughout the body. It is characterized by abnormal B cell function and autoantibody production resulting in a range of clinical manifestations including end organ damage and an increased risk of death. It affects an estimated 160,000-320,000 patients in the U.S. in total. LN is the most common end-organ manifestation of SLE, affecting approximately 40% of SLE patients. Among these patients, the risk of end-stage renal disease is approximately 17% and the risk of death is approximately 12%, each within 10 years of diagnosis.

CABA-201 is designed to be given as a one-time infusion, with the potential to transiently, but fully, eliminate B cells, thus enabling an “immune system reset” and durable remission in patients with SLE. The Phase 1/2 clinical trial is an open-label dose evaluation study designed to evaluate CABA-201 in SLE subjects with active LN or active SLE without renal involvement. Subjects will be treated with a standard preconditioning regimen consisting of fludarabine and cyclophosphamide prior to CABA-201 infusion. This represents the first trial that employs the Company’s CARTA (Chimeric Antigen Receptor T cells for Autoimmunity) strategy. The Company expects to generate 3-month clinical data on efficacy endpoints and tolerability for patients dosed with CABA-201 by the first half of 2024.

Forward Looking Statements

The information under this Item 8.01 contains “forward-looking statements” of the Company within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including without limitation, express or implied statements regarding expectations regarding: the Company’s ability to grow its autoimmune-focused pipeline; the Company’s business plans and objectives; the Company’s expectations around the potential success and therapeutic benefits of CABA-201, including its belief that CABA-201 may enable an “immune system reset” and provide deep and durable remission in patients with SLE and potentially for patients diagnosed with other autoimmune diseases; the Company’s plans to initiate a Phase 1/2 clinical trial of CABA-201 in patients with SLE, including its anticipated progress, clinical trial design, ability to leverage its experience in autoimmune cell therapy and lupus product development; the Company’s planned initial clinical data read-out in the first half of 2024; and the Company’s ability to enroll the requisite number of patients, dose each dosing cohort in the intended manner in its Phase 1/2 clinical trial of CABA-201. Any forward-looking statements in this Item 8.01 are based on management’s current expectations and beliefs of future events, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the risk that signs of biologic activity or persistence may not inform long-term results; the Company’s ability to demonstrate sufficient evidence of safety, efficacy and tolerability in its preclinical studies and clinical trials of CABA-201; risks related to clinical trial site activation or enrollment rates that are lower than expected; risks related to unexpected safety or efficacy data observed during clinical studies; risks related to volatile market and economic conditions; risks related to the Company’s ability to protect and maintain its intellectual property position; risks related to fostering and maintaining successful relationships with the Company’s collaboration and manufacturing partners; and the risk that the initial or interim results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company’s most recent annual report on Form 10-K as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other and subsequent filings with the Securities and Exchange Commission. All information in this Item 8.01 is as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update this information unless required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Cabaletta Bio, Inc. Corporate Presentation, dated March 31, 2023, furnished herewith.

99.2	Press Release issued by the registrant on March 31, 2023, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CABALETTA BIO, INC.

Date: March 31, 2023	By:	/s/ Steven Nichtberger
Steven Nichtberger, M.D.
President and Chief Executive Officer